Registration No. 33-10436
                                                                     Rule 497(e)

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CALIFORNIA
DAILY TAX FREE
INCOME FUND, INC.                           600 Fifth Avenue, New York, NY 10020
                                            (212) 830-5220

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                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 28, 2000

                       AS SUPPLEMENTED ON OCTOBER 31, 2000
           RELATING TO THE CALIFORNIA DAILY TAX FREE INCOME FUND, INC.

                         PROSPECTUS DATED APRIL 28, 2000



This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of California Daily Tax Free Income Fund, Inc. (the "Fund"), dated April 28, 2000 and should be read in conjunction with the Fund's Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-(800) 221-3079. The audited Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to purchase, redemption and pricing of shares has been incorporated by reference into the Prospectus.



This Statement of Additional Information is incorporated by reference into the respective Prospectus in its entirety.


                                Table of Contents
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Fund History.................................... 2    Capital Stock and Other Securities......................24
Description of the Fund and Its Investments           Purchase, Redemption and Pricing of Shares..............25
And Risks....................................... 2    Taxation of the Fund....................................25
Management of the Fund..........................19    Underwriters............................................27
Control Persons and Principal Holders of              Calculation of Performance Data.........................27
Securities......................................20    Financial Statements....................................28
Investment Advisory and Other Services..........21    Description of Ratings..................................29
Brokerage Allocation and Other Practices........24    Taxable Equivalent Yield Tables.........................30
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I.  FUND HISTORY


The Fund was incorporated on December 5, 1986 in the State of Maryland.


II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, management investment company that is a short-term, tax-exempt money market fund. The Fund's investment objectives are to seek a high level of current income exempt from regular Federal tax and California income tax consistent with preserving capital, maintaining liquidity and stabilizing principal. No assurance can be given that these objectives will be achieved.


The following discussion expands upon the description of the Fund's investment strategies in the Prospectus.


The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of California, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in (ii) Participation Certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for Federal income tax purposes) in Municipal Obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). Dividends paid by the Fund are exempt-interest dividends by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates. They will be exempt from regular Federal income tax provided the Fund qualifies as a regulated investment company under Subchapter M of the Code and the Fund complies with Section 852(b)(5) of the Code. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, such interest, including exempt-interest dividends, may be subject to the Federal alternative minimum tax.


Securities, the interest income on which may be subject to the Federal alternative minimum tax (including Participation Certificates), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of California or any California local governments, or their instrumentalities, authorities or districts ("California Municipal Obligations") and from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that California is prohibited from taxing under the Constitution, the laws of the United States of America or the California Constitution ("Territorial Municipal Obligations"), will be exempt from California income tax provided the Fund complies with applicable California requirements. (See "California Income Taxes" herein.) To the extent that suitable California Municipal Obligations and Territorial Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the California income tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its assets in California Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share of each Class. There can be no assurance that this value will be maintained.


The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in Participation Certificates, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other California Municipal Obligations. In view of this "concentration" in bank Participation Certificates in California Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase United States dollar-denominated securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") or (ii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.


Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.


In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act, or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer unless Municipal Obligations are First Tier Securities.


The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities which are limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (or two or more issuers that the Fund controls) other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a regulated investment company are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


Description Of Municipal Obligations


As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates".

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.


     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

     Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.


     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of California issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities. The Fund has no intention to invest in Municipal Leases in the foreseeable future and will amend this Statement of Additional Information in the event that such an intention should develop in the future.

5. Any other Federal tax-exempt, and to the extent possible, California Income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.


Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.


In addition, in the event that a Municipal Obligation (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act, or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.


Variable Rate Demand Instruments and Participation Certificates


Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.


The variable rate demand instruments in which the Fund may invest are payable on demand on not more than 30 calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that can not be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Board of Directors. The Fund's Board of Directors may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.


The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of


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* The prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation (see "Expense Limitation" herein). The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Federal Income Taxes" herein).


In view of the "concentration" of the Fund in Participation Certificates in California Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.


While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates"*, or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.


Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.


For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.


When-Issued Securities


New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.


Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.


Stand-by Commitments


When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.


The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.


The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.


The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.


The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Board of Directors. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.


The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.


The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.


In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below. The interest income from such securities is subject to regular Federal or California income tax, under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)


Repurchase Agreements


The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.


California Risk Factors


Certain of the California Municipal Obligations in the Fund may be bonds or other types of obligations that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. In the past few decades, California voters have approved amendments to the California Constitution that establish certain limitations on the powers of municipalities to impose and collect taxes on real property. See discussions below on "Proposition 98" and "Constitutional and Statutory Limitations."


California Economy. The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services.


The State's July 1, 1999 population of over 34 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent of population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1998, the five-county Los Angeles area accounted for 49 percent of the State's population, with 16.0 million residents. The 10-county San Francisco Bay Area represented 21 percent, with a population of 7.0 million.


Following a severe recession beginning in 1990, the State of California's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California's cash position also improved, and no external deficit borrowing occurred over the end of the last four fiscal years (a "Fiscal Year" begins on July 1 and ends on June 30).


The State's economy grew strongly during the Fiscal Years beginning in 1995-96, and as a result, the General Fund (which is the primary revenue account of the State, holding all revenues received by the State Treasury that are not required to be credited to a special fund and earnings from investments not required to be allocated to another fund) took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.4 billion in 1997-98 and
$1.7 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and particularly in 1998-99 to fund new program incentives. (See "Proposition 98" below.)


In the Governor's Budget released on January 10, 2000, the Department of Finance projected that the California economy will continue to show strong growth in 2000, followed by more moderate gains in 2001. The projection also assumes continued growth in the stock market, although at lower rates than in the past two years. The economic expansion has been marked by strong growth in high technology business services (including software, computer programming and the Internet), nonresidential construction, and tourism-related industries. The Asian economic crisis, which dampened growth in high technology manufacturing much of 1998 and 1999, appears to have ended. California-made exports advanced
10.2 percent in the third quarter of 1999 over the comparable 1998 period, led by a 48.5 percent increase in sales to East Asia (excluding Japan). As a result, employment in several electronics manufacturing industries began to recover in the latter months of 1999. Continued improvement in Asia, ongoing strength in NAFTA partners Mexico and Canada, and stronger growth in Europe are expected to further increase California-made exports in 2000 and 2001. Nonresidential construction has been strong for the past four years. New residential construction has increased since the lows of the early 1990's recession, but remains lower than during the previous economic expansion in the 1980's.


1998-99 Fiscal Year Budget


The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:


1. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill that provided for a phased-in reduction of the Vehicle License Fee ("VLF") . Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.


     In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters' tax credit ($133 million), and various targeted business tax credits ($106 million).


2. Proposition 98 funding for local schools and community colleges ("K-14") was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, over $300 million higher than the minimum Proposition 98 guarantee. (See also "Proposition 98" below.) Of the 1998-99 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Budget also included $250 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. (See "Proposition 98" below.)


3. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).


4. The Budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.


5. Funding for the judiciary and criminal justice programs increased by about 11 percent over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.


6. Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-99.


Final tabulation of revenues and expenditures contained in the 2000-01 Governor's Budget, released on January 10, 2000, reveals that stronger than expected economic conditions in the State produced total 1998-99 General Fund revenues of about $58.6 billion, almost $1.6 billion above the 1998 Budget Act estimates. Actual General Fund expenditures were $57.8 billion, the amount estimated at the 1998 Budget Act. Some of this additional revenue will be directed to K-14 schools pursuant to Proposition 98. The Governor's Budget reports a balance in the State's budget reserve fund at June 30, 1999, of approximately $3.1 billion.


1999-00 Fiscal Year Budget


On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-00 (the "January Governor's Budget"). The January Governor's Budget generally reported that General Fund revenues for Fiscal Year 1998-99 and Fiscal Year 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some welfare caseloads would be higher than earlier projections. The January Governor's

Budget proposed $60.5 billion of General Fund expenditures in Fiscal Year 1999-00, with a $415 million budget reserve at June 30, 2000.


The 1999 Governor's May Revision of the Budget (the "May Revision") showed an additional $4.3 billion of revenues for combined Fiscal Years 1998-99 and 1999-00. The completion of the 1999 Budget Act occurred in a timely fashion. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.


The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and special fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the State's budget reserve fund would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million that (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipated normal cash flow borrowing during the Fiscal Year.


The principal features of the 1999 Budget Act include the following:


1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget also includes $310 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. (See also "Proposition 98" below.)


2. Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California ("UC") and $126 million (5.9 percent) for the California State University system ("CSU"). In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges was reduced by $1.


3. The Budget included increased funding of nearly $600 million for health and human services.


4. About $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for the new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.


5. The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of Fiscal Year 1999-00 and 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted previously. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1999-00.


6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.


The revised 1999-00 budget included in the 2000-01 Governor's Budget also reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1999 Budget Act. The revised budget includes $730 million for various departments for enrollment, caseload and population changes and $562 million for Smog Impact Fee refunds. (See discussion of the Jordan case under "Pending Litigation" below.) Revised 1999-00 revenues are $65.2 billion or $2.2 billion higher than projections at the 1999 Budget Act. Revised 1999-00 expenditures are $65.9 billion or $2.1 billion higher than projections at the 1999 Budget Act.


The State's Legislative Analyst (LAO) issued a report in February 2000. The LAO report indicates General Fund revenues for the 18-month period (January 2000 through June 2001) could be as much as $4.2 billion higher than the 2000-01 Governor's Budget estimates. The LAO estimate was issued after analyzing actual revenues for December 1999 and January 2000, which were not available at the time the Governor's Budget estimates were prepared. The LAO report assumed the continuation of strong economic growth in the State during this period.


Proposed 2000-01 Fiscal Year Budget


On January 10, 2000, Governor Davis released his proposed budget for Fiscal Year 2000-01. The 2000-01 Governor's Budget generally reflects that General Fund revenues for Fiscal Year 1999-00 will be higher than projections made at the time of the 1999 Budget Act.

The Governor's Budget projects General Fund revenues and transfers in 2000-01 of $68.2 billion. This includes anticipated payments from the tobacco litigation settlement of $387.9 million and the receipt of one-time revenue from the sale of assets. (See "Tobacco Litigation" and "Pending Litigation" below.) More accurate revenue estimates will be available in May and June before the adoption of the Budget. The Governor has proposed $167 million in tax reduction initiatives.


The Governor's Budget proposes General Fund expenditures of $68.8 billion. Included in the Budget are set-asides of $500 million for legal contingencies and $100 million for various one-time legislative initiatives. At the time of the release of the 2000-01 Governor's Proposed Budget, on January 10, 2000, the Department of Finance projected the State's budget reserve fund would have a balance of about $2.420 billion at June 30, 2000, compared to the amount of $880 million projected at the time the 1999 Budget Act was signed on June 29, 1999. Based on the proposed revenues and expenditures, the Governor's Budget projects the June 30, 2001 balance in the State budget reserve fund will be $1.238 billion.


Future Budgets


It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.


Ratings


In February 2000, the following ratings for the State of California debt issues have been received from Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch IBCA, Inc. ("Fitch"):


                                      Fitch          Moody's         S&P

Insured General Obligation Bonds       AAA            Aaa             AAA
General Obligation Bonds               AA             Aa3             AA-


These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.


Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.


State Appropriations Limit


The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.


Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.


Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.


The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B that defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.


The following table shows the State's Appropriations Limit for the past three Fiscal Years, the current Fiscal Year and the proposed budget year. As of the release of the 2000-01 Governor's Budget, the Department of Finance projects the State's appropriations subject to limitations will be $3.8 billion under the State's Appropriations Limit in Fiscal Year 1999-00 and $4.0 billion in Fiscal Year 2000-01.


State Appropriations Limit
(Millions)

                                                  Fiscal Years

                                1996-97     1997-98    1998-99*    1999-00*   2000-01*
                                -------     -------    -------     -------    -------

State Appropriations Limit      $42,002     $44,778     $47,573     $50,673    $53,419

Appropriations Subject to Limit (35,103)    (40,743)    (43,695)    (46,896)   (49,444)

Amount (Over)/Under Limit        $6,899      $4,035      $3,878      $3,777     $3,975
                                 ======      ======      ======      ======     ======



*Estimated/Projected


Source:  State of California, Department of Finance.


Proposition 98


Article XIII B, as amended by Proposition 98 on November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers.


Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. (See "State Appropriations Limit" above.) Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in California Constitution Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools that would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.


Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.


During the recession in the early 1990's, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.


In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State's share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.


Substantially increased General Fund revenues, above initial budget projections, in the 1994-95 through 1999-00 Fiscal Years have resulted in retroactive increases in Proposition 98 appropriations from subsequent Fiscal Years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 50 percent from the level in place in 1991-92, and is estimated at about $6,313 per average daily attendance in 2000-01. A significant amount of the "extra" Proposition 98 monies in the last few years has been allocated to special programs, including an initiative to increase the number of computers in schools throughout the State. Furthermore, since General Fund revenue growth is expected to continue in 2000-01, the Governor has also proposed new initiatives to improve student achievement, provide better teacher recruitment and training, and provide schools with advanced technology and the opportunity to form academic partnerships to help them meet increased expectations.


Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.


Constitutional and Statutory Limitations


Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to
Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of one percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.


At the November 1998 election, voters approved Proposition 2. This Proposition required the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per Fiscal Year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the Proposition is not expected to have any adverse impact on the State's cash flow.


Future Initiatives


Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.


Local Government


The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 470 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.


In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990's, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the Citizens' Option for Public Safety Program supporting local public safety departments and various other measures.


The 1999 Budget Act included a $150 million one-time subvention from the General Fund to local agencies for relief from the 1992 and 1993 property tax shifts. Legislation has been passed, subject to voter approval at the election in November 2000, to provide a more permanent payment to local governments to offset the property tax shift. In addition, legislation was enacted in 1999 to provide approximately $35.8 million annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.


The entire Statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the new basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes; counties may also suffer penalties for failing to meet federal standards. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.


Counties have been successful in earning performance incentive payments and have earned amounts in excess of the available appropriation for 1998-99 and, it is estimated, for 1999-00 as well. The Administration proposes to repeal or modify the current incentive structure in 2000-01 to permit adequate funding for other CalWORKs program demands in the future.


To date, the implementation of the CalWORKs program has continued the trend of declining welfare caseloads. The CalWORKs caseload is projected to be 589,000 in 1999-00 and 557,000 in 2000-01, down from a high of 921,000 cases in 1994-95.
The longer-term impact of the new federal law and CalWORKs is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report due October 2001.


The 2000-01 CalWORKs budget reflects that California has met the federally-mandated work participation requirements for federal fiscal year 1998. With that goal being met, the federally-imposed maintenance-of-effort (MOE) level for California is reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former Aid to Families with Dependent Children ("AFDC") program ($2.9 billion) to 75 percent ($2.7 billion). It is still uncertain if the State will meet the work participation requirements for federal fiscal year 1999; however, due to program changes, it is expected that California will meet the work participation goal in federal fiscal year 2000 and beyond. In addition, California will receive a Temporary Assistance for Needy Families ("TANF") High Performance Bonus award of $45.5 million. This one-time bonus is awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce.


The 2000-01 Governor's Budget proposes expenditures that will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. Total CalWORKs-related expenditures are estimated to be $7.2 billion for 1999-00 and $6.9 billion for 2000-01, including child care transfer amounts for the Department of Education.


Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implements a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations was reduced by $290 million, and cities retained $62 million in fine and penalty revenue previously remitted to the State. The General Fund reimbursed the $352 million revenue loss to the Trial Court Trust Fund. The 1999 Budget Act included funds to further reduce the county general fund contribution by an additional $96 million.


On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

Tobacco Litigation


In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the manufacturers will pay California governments a total of approximately $25 billion over a period of 25 years. In addition, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The State's revised 1999-2000 Budget includes receipt of $517 million of settlement money to the General Fund. The Governor's Budget for 2000-01 projects receipt of $388 million of settlement money to the General Fund.


The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments because of federal government actions, or reductions in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second initial" payment, received in December 1999, was 14 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See "Pending Litigation" below.)


Pending Litigation


The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. The litigation summarized below does not include litigation pending against local governmental agencies. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations. Some of the more significant lawsuits pending against the State are described below.


On December 24, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to school districts beginning in 1993-94, is a reimbursable state-mandated cost. The test claim was heard on October 29, 1998, and the Commission found in favor of the State. In October 1999, the Superior Court of Sonoma County overturned the Commission's decision. The State has appealed. Should the final decision on this matter be in favor of the counties, the impact to the State General Fund could be as high as $10.0 billion. In addition, there would be an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.


In January of 1997, California experienced major flooding in six different areas with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. the State of California, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January 2000. The State is defending the action.


The State is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit that challenges the constitutionality of a Revenue & Taxation Code section that limits deductions for insurance dividends to those dividends paid from earnings previously subject to California taxation. On August 13, 1998, the trial court issued a judgment against the Franchise Tax Board. The Franchise Tax Board has appealed the judgment. Briefing has been completed. The State has taken the position that, if the challenged section of the Revenue & Taxation Code is struck down, all deductions relating to dividends would be eliminated and the result would be additional income to the State. Plaintiffs, however, contend that if they prevail, the deduction should be extended to all dividends, which would result in a one-time liability for open years of approximately $60 million, including interest, and an annual revenue loss of approximately $10 million. No date has yet been set for oral argument.


The State is also a defendant in First Credit Bank etc. v. Franchise Tax Board, which challenges a Revenue & Taxation Code section similar to the one challenged in the Ceridian case, but applicable to a different group of corporate taxpayers. The State's motion for summary judgment is currently pending and a trial date has been set in April 2000. A decision in the Ceridian case could impact the outcome of this case. The State has taken the position that, if the challenged section of the Revenue & Taxation Code is struck down, all deductions relating to dividends would be eliminated and the result would be additional income to the State. Plaintiffs, however, contend that if they prevail, the deduction should be extended to all dividends that would result in a one-time liability for open years of approximately $385 million, including interest, and an annual revenue loss of approximately $60 million.


Plaintiffs in County of San Bernardino v. Barlow Respiratory Hospital and related actions seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs have estimated the damages to be several hundred million dollars. The State is defending these cases, as well as related federal cases addressing the calculation of Medi-Cal reimbursement rates in the future.


The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission for redetermination. The Commission expanded the claim to include supplemental claims filed by several other educational institutions. To date, the Legislature has not appropriated funds. The Commission issued a decision in December 1998 determining that a small number of components of the State's special education program are state-mandated local costs. The administrative proceeding is in the "parameters and guidelines" stage where the Commission is considering whether and to what extent the costs associated with the state-mandated components of the special education program are offset by funds that the State already allocates to that program. The State's position is that all costs are offset by existing funding. The State has the option to seek judicial review of the mandate finding. Potential liability of the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance to be in excess of $1.5 billion, if the State is not credited for its existing funding of the program.


The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. The defendants, however, have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial is expected to begin in early 2001.


The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. Potential liability to the remaining plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court's judgment against the State and remanded the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. No trial date has been set.


On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for Fiscal Year 1998-99, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions that had intervened in the case appealed the trial court's preliminary injunction and asked the court of appeal to stay the preliminary injunction. On July 28, 1998, the court of appeal granted the unions' requests and stayed the preliminary injunction pending the court of appeal's decision on the merits of the appeal. On August 5, 1998, the court of appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the court of appeal. The matters are now pending before the court of appeal. Briefs have been submitted; no date has yet been set for oral argument.


The State is involved in two refund actions, Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and California Assn. of Retail Tobacconists
(CART), et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, approved by the voters in 1998. Plaintiffs allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. Plaintiffs Cigarettes Cheaper! seek declaratory and injunctive relief and a refund of over $4 million. The CART case, filed by retail tobacconists in San Diego, seeks a refund of $5 million. The State is contesting these cases. The State has filed a motion for judgment on the pleadings and several plaintiffs have filed a motion for summary judgment. These various motions are pending before the trial court. If the statute is declared unconstitutional, exposure may include the entire $750 million collected annually with interest.


The State is involved in two cases challenging the constitutionality of the interest offset provisions of the Revenue and Taxation Code: Hunt-Wesson, Inc.,
v. Franchise Tax Board and F.W. Woolworth Co. and Kinney Shoe Corporation v. Franchise Tax Board. In both cases, the Franchise Tax Board prevailed in the California court of appeal and the California Supreme Court denied taxpayers' petitions for review. In both cases, the United States Supreme Court granted certiorari. On February 22, 2000, the United States Supreme Court reversed and remanded the Hunt-Wesson case to the California court of appeal for further proceedings. Although the Court did not take similar action in the Woolworth Co. case, it is anticipated that it will do so. The Franchise Tax Board recently estimated that the adverse decisions in these cases will result in a reduction in state revenues of approximately $15 million annually, with past year collection and interest exposure of approximately $95 million.


Guy F. Atkinson Company of California v. Franchise Tax Board is a corporation tax refund action involving the solar energy system tax credit provided for under the Revenue & Taxation Code. The case went to trial in May 1998 and the trial court entered judgment in favor of the Franchise Tax Board. The taxpayer has filed an appeal to the California Court of Appeal and briefing is completed. The Franchise Tax Board estimates that the cost would be $150 million annually, if the plaintiff prevails. Allowing refunds for all open years would entail a refund of at least $500 million.


Jordan, et al. v. Department of Motor Vehicles, et al., challenges the validity of the Vehicle Smog Impact Fee, a $300 fee that is collected by the Department of Motor Vehicles from vehicle registrants when a vehicle without a California new-vehicle certification is first registered in California. The plaintiffs contend that the fee violates the interstate commerce and equal protection clauses of the United States Constitution as well as Article XIX of the State Constitution. In October 1999, the court of appeal upheld a trial court judgment for the plaintiffs and the State has declined to appeal further. Although refunds through the court actions could be limited by a three-year statute of limitations, with a potential liability of about $350 million, the Governor has proposed refunding fees collected back to the initiation of these fees in 1990. The 2000-01 Governor's Budget proposes expenditures of $562 million as a supplemental appropriation in 1999-00 to pay these claims.


PTI, Inc., et al. v. Philip Morris, et al. was filed by five distributors in the cigarette import-/re-entry business, seeking to overturn the tobacco Master Settlement Agreement (MSA) entered between 46 states and the tobacco industry in November 1998. See "Tobacco Litigation" above. The primary focus of the complaint is the provision of the MSA encouraging participating states to adopt a statute requiring nonparticipating manufacturers to either become participating manufacturers and share the financial obligations under the MSA or pay money into an escrow account. Plaintiffs seek compensatory and punitive damages against the State and State officials and an order placing tobacco settlement funds into a trust to be administered by the court for the treatment of medical expenses of persons injured by tobacco products. Plaintiffs have filed an amended complaint and the State has filed a motion to dismiss the amended complaint. A hearing on the State's motion to dismiss is set for May 8, 2000. The potential fiscal impact of an adverse ruling is largely unknown, but could exceed the full amount of the settlement (estimated to be $1 billion annually, of which 50 percent will go directly to the State's General Fund and the other 50 percent directly to the State's 58 counties and 4 largest cities).


In FORCES Action Project, et al. v. State of California, et al., various smokers' rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing is expected to be complete by July 2000.


Louis Bolduc, et al. v. State of California, et al. is a class action filed on July 13, 1999 by six Medi-Cal beneficiaries who have received medical treatment for smoking-related diseases. Plaintiffs allege the State owes them an unspecified portion of the tobacco settlement monies under a federal regulation that requires a state to turn over to an injured Medicaid beneficiary any monies the State recovers from a third-party tortfeasor in excess of the costs of the care provided. The State moved to dismiss the complaint on September 8, 1999. On February 29, 2000, the court denied the State's motion to dismiss, but struck the Plaintiffs' class action allegations. The State intends to appeal that portion of the court's order denying its motion to dismiss.


Arnett v. California Public Employees Retirement System, et. al. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula that determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. The California Public Employees' Retirement System has estimated the liability to the State as approximately $315.5 million, if plaintiffs prevail. The district court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the district court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. It now appears that the District Court will dismiss the State defendants from the lawsuit.

The Fund believes the information summarized above describes some of the more significant aspects relating to the California economy. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. The State has indicated that its discussion of budgetary information is based on estimates and projections of revenues and expenditures for the current Fiscal Year and must not be construed as statements of fact; the estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. Although the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.


Investment Restrictions


The Fund has adopted the following fundamental investment restrictions which apply to all portfolios. They may not be changed unless approved by a majority of the outstanding shares "of each series of the Fund's shares that would be affected by such a change." The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks." Any other form of Federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Directors, and be consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks."

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks."

9. Purchase more than 5% in value of its assets in the securities of any one issuer.

10. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

11. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940 Act).

12. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

13. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


III.  MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P.


Steven W. Duff, 46 - President and Director of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff is also President and a Director/Trustee of 13 other funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., President of Back Bay Funds, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.


Dr. W. Giles Mellon, 69 - Director of the Fund, is Professor of Business Administration in the Graduate School of Management, Rutgers University which he has been associated with since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex.

Robert Straniere, 59 - Director of the Fund, has been a member of the New York State Assembly and a partner with the Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex.


Dr. Yung Wong, 61 - Director of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex . Dr. Wong is also a Trustee of Eclipse Financial Asset Trust.


Molly Flewharty, 49 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty is also Vice President of 18 other funds in the Reich & Tang Fund Complex.


Lesley M. Jones, 51 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones is also a Vice President of 14 other funds in the Reich & Tang Fund Complex.


Dana E. Messina, 43 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina is also Vice President of 15 other funds in the Reich & Tang Fund Complex.


Bernadette N. Finn, 52 - Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn is also Secretary of 13 other funds, and a Vice President and Secretary of 5 additional funds in the Reich & Tang Fund Complex.


Richard DeSanctis, 43 - Treasurer of the Fund, has been Treasurer of the Manager since September 1993. Mr. De Sanctis is also Treasurer of 17 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.

Rosanne Holtzer, 35 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. Ms. Holtzer is also Assistant Treasurer of 18 other funds in the Reich & Tang Fund Complex.


The Fund paid an aggregate remuneration of $9,000 to its directors with respect to the period ended December 31, 1999, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Manager" herein.)



Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $2,000 and a fee of $250 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. See Compensation Table.



                               Compensation Table

                          Aggregate Compensation   Pension or Retirement     Estimated Annual         Total Compensation From
Name of Person,           From the Fund            Benefits Accrued as Part  Benefits Upon Retirement Fund and Fund Complex Paid
Position                                           of Fund Expenses                                   to Directors*

Dr. W. Giles Mellon,               $3,000                      0                        0                  $59,500 (16 Funds)
Director

Robert Straniere,                  $3,000                      0                        0                  $59,500 (16 Funds)
Director

Dr. Yung Wong,                     $3,000                      0                        0                  $59,500 (16 Funds)
Director



---------------------

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending December 31, 1999. The total number of Funds in the same Fund complex from which the directors receive compensation is listed in parenthesis. A fund is considered to be in the same complex if, among other things, it shares a common investment advisor with the Fund.


IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



On March 31, 2000 there were 241,557,055 shares of Class A common stock outstanding and 271,653,028 shares of Class B common stock outstanding. As of March 31, 2000, the amount of shares owned by all officers and directors of the Fund as a group was less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding common stock as of March 31, 2000:


                                            % of              Nature of
Name and Address                            Class             Ownership
----------------                            -----             ---------


CLASS A
-------



ML Stern & Co.                              24.23%            Record
8350 Wilshire Blvd
Beverly Hills,  CA  90211


Lewco Securities Corp.                      12.86%            Record
34 Exchange Place
Jersey City, NJ  07311


CLASS B
-------


Lewco Securities                            11.37%            Record
34 Exchange Place
Jersey City,  NJ  07311


Morgan Stanley Dean Witter                  10.30%            Record
555 California Street
San Francisco, CA  94104

V.  INVESTMENT ADVISORY AND OTHER SERVICES



The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of March 31, 2000, investment manager, adviser, or supervisor with respect to assets aggregating in excess of $16.1 billion. In addition to the Fund, the Manager acts as investment manager and administrator of fifteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.


Nvest Companies, L.P. ("Nvest Companies") is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. ("RTAM") is the sole general partner and owner of the remaining 0.5% interest of the Manager, as well as being an indirect wholly-owned subsidiary of Nvest Companies. Nvest Companies is a publicly traded company of which approximately 13% of its outstanding partnership interests is owned, directly and indirectly, by Reich & Tang, Inc.


CDC Asset Management ("CDC AM"), the investment management arm of France's Caisse des Depots Group, has completed its acquisition of Nvest, L.P. and Nvest Companies. As a result, CDC AM owns, directly or indirectly, a controlling interest in the Manager. CDC AM is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state.

Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P.; Capital Growth Management Limited Partnerships; Greystone Partners, L.P.; Harris Associates, L.P.; Jurika & Voyles, L.P.; Kobrick Funds, LLC; Loomis, Sayles & Company, L.P.; New England Funds, L.P.; Nvest Associates, Inc.; Snyder Capital Management, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to more than 80 other registered investment companies.


The Nvest-CDC AM transaction involved a change of ownership of Nvest Companies, which may be deemed to have caused a "change of control" of the Manager, even though operations did not change as a result. As required by the 1940 Act, the Fund's shareholders approved a new Investment Management Contract for the Fund to assure that there was no interruption in the services that the Manager provides to the Fund. The new Investment Management Contract was approved by the shareholders on October 10, 2000 and is effective as of October 30, 2000.


On July 25, 2000, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract for an initial term of two years, extending to September 30, 2002. The contract may be continued in force after the initial term for successive twelve-month periods beginning each October 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.


The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of NEIC, the sole general partner of the Manager, or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. The Manager at its discretion may voluntarily waive all or a portion of the management fee.


Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by State Street Kansas City, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets. For the Funds' fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, the Manager received a fee of $608,955, $510,801 and $485,378, respectively, none of which was voluntarily waived.

For the Fund's fiscal year ended December 31, 1999, December 31, 1998 and December 31, 1997, the fee payable to the Manager under the Investment Management Contract was $869,936, $729,716 and $693,398, respectively of which $0, $21,472 and $124,425 was voluntarily waived. The Fund's net assets at the close of business on December 31, 1999 totaled $440,494,257. The Manager may waive its rights to any portion of the management fee and may use any portion of the Management fee for purposes of shareholder and administrative services and distribution of the Fund's shares.


The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plan" herein).


Investment management fees and operating expenses which are attributable to both Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its management fee and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.


Expense Limitation


The Manager has agreed, pursuant to the Investment Management Contract (see "Distribution and Service Plan" herein) to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses. This includes all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Distributor under the Shareholder Servicing Agreement.


The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein. The management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.


Distribution and Service Plan


The Fund's distributor is Reich & Tang Distributors, Inc., a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with Reich & Tang Distributors, Inc. (the "Distributor"), as distributor of the Fund's shares.


Effective April 7, 1995, a majority of the Fund's Board of Directors, including independent directors, approved the creation of a second class of shares of the Fund's outstanding common stock. In furtherance of this action, the Board of Directors has reclassified the common stock of the Fund into Class A and Class B shares. The Class A shares will be offered to investors who desire certain additional shareholder services from Participating Organizations that are compensated by the Fund's Manager and Distributor for such services. For its services under the Shareholder Servicing Agreement (with respect to the Class A shares only), the Distributor receives from the Fund a fee equal to .20% per annum of the Fund's average daily net assets of the Class A shares of the Fund (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.



The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended December 31, 1999, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreements adopted thereunder pursuant to Rule 12b-1 of the 1940 Act, totaled $450,071, none of which was voluntarily waived. During the same period, the Manager and Distributor made payments under the Plan totaled $1,155,311, of which $1,140,509 was to or on behalf of Participating Organizations. For the Fund's fiscal year ended December 31, 1998, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement totaled $428,343, none of which was voluntarily waived by the Distributor. During the same period, the Manager and Distributor made payments under the Plan totaling $1,040,387, of which $1,026,606 was to or on behalf of Participating Organizations. For the Fund's fiscal year ended December 31, 1997, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement totaled $440,891, none which was voluntarily waived by the Distributor. During the same period, the Manager and Distributor made payments under the Plan totaling $915,120, of which $890,593 was to or on behalf of Participating Organizations. The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee.


For the fiscal year ended December 31, 1999, the total amount spent pursuant to the Plan for Class A shares was 0.51% of the average daily net assets of the Fund, of which 0.20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement.



Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.


In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


The Plan provides that it will remain in effect until December 31, 2000. Thereafter it may continue in effect for successive annual periods commencing October 1, provided it is approved by the Class A shareholders or by the Board of Directors. This includes a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Class A shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class A shareholders.


Custodian and Transfer Agent


State Street Kansas City, 801 Pennsylvania , Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Independent Accountants


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.

Matters in connection with California law are passed upon by Brown & Wood, LLP, 555 California Street, Suite 5000, San Francisco, California 94104-1715.


PricewaterhouseCoopers LLP , 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, has been selected as auditors for the Fund.



VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES


The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.


Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.


Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.


No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


VII.  CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of common stock, Class A and Class B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that:
(i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .20% of the Class A shares' average daily net assets; (iii) only the holders of the Class A shares will be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit stockholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund. Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES


The material relating to the purchase, redemption and pricing of Fund shares for each class of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.


Net Asset Value


The Fund does not determine net asset value per share of each Class on any day in which the New York Stock Exchange is closed for trading. Those days include:
New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Trustees determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and its Investments and Risks" herein.)


IX.  TAXATION OF THE FUND


Federal Income Taxes


The Fund has elected and intends to qualify under the Code and under California law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interest of its shareholders, because qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from the Fund's shareholders gross income although the amount of that interest must be disclosed on the shareholders Federal income tax returns. A shareholder should consult its tax advisor with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the private activity bonds, if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred or continued to purchase or carry tax exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in competing Federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to tax on tax-exempt interest.


Although it is not intended, it is possible that the Fund may realize market discount income and short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities as well as from the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 20% to non-corporate shareholders. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a shareholder on the disposition of shares.


The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders ordinary income. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis and 98% of its capital gain net income (generally determined on a October year end), the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.


If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold 31% of taxable interest or dividend payments proceeds from the redemption of shares of the Fund.


Dividends and distributions to shareholders will be treated in the same manner for Federal and California income tax purposes whether received in cash or reinvested in additional shares of the Fund.


With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular Federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying municipal obligations. Battle Fowler LLP has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put, and as a result could reach a conclusion different from that reached by counsel.

The U.S. Supreme Court held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with
Section 103 of the Code.


From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure.


California Income Taxes


The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, at the end of each quarter of its tax year, at least 50% of the "value" of the Fund's assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California under the Constitution or laws of the State of California or the United States. Assuming compliance with this requirement, with respect to dividends treated for Federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, in the opinion of Brown & Wood LLP, special California tax counsel to the Fund, amounts correctly designated as derived from California Municipal Obligations received by the Fund will not be subject to the California Income Tax. Amounts correctly designated as derived from Territorial Municipal Obligations and exempt from taxation by the State of California, as described above, also will not be subject to the California Income Tax. The portion of exempt-interest dividends derived from Federal obligations will, likewise, also be exempt from California income tax.


California also taxes capital gain dividends distributed to shareholders at ordinary income rates for California income tax purposes. No tax is imposed on undistributed amounts unless the shareholder chooses to receive additional shares. Exempt-interest dividends which are not derived from California Municipal Obligations and any other dividends of the Fund which do not qualify as "exempt-interest dividends" under California law will be includable in a California resident's tax base for purposes of the California Income Tax.


Distributions from net investment income and capital gains, including exempt interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and to local taxes imposed by certain cities within California and outside California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.


Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund in their own states and localities.


X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.


XI.  CALCULATION OF PERFORMANCE DATA


The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.


The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.


Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.


The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.


The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.



The Fund's Class A shares yield for the seven-day period ended December 31, 1999 was 3.33% which is equivalent to an effective yield of 3.39%. The Fund's Class B shares yield for the seven-day period ended December 31, 1999 was 3.56% which is equivalent to an effective yield of 3.63%.



XII.  FINANCIAL STATEMENTS



The audited financial statements for the Fund for the fiscal year ended December 31, 1999 and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*


Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



Con. ( c ) : Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:


Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:


MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Rating Services Two Highest Debt Ratings:


AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.


Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


Standard & Poor's does not provide ratings for state and municipal notes.


Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:


A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:


Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

--------


*As described by the rating agencies.

                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE*

             (Based on Tax Rates Effective Until December 31, 2000)




       1. If Your Corporate Taxable Income Bracket Is . . .
-----------------------------------------------------------------------------------------------------------------------------------
Corporate        $0-         $50,001-        $75,001-     $100,001      $335,001-     $10,000,001-  $15,000,001     $18,333,334
Return            50,000      75,000          100,000      335, 000     10,000,000    15,000,000     18,333,333      and over
-----------------------------------------------------------------------------------------------------------------------------------
       2. Then Your Combined Income Tax Bracket Is . . .
-----------------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate           15.00%     25.00%          34.00%        39.00%       34.00%         35.00%        38.00%          35.00%
--------------------------- ------------- --------------- ------------- ----------    ------------ ----------------  -------------
State
Tax Rate            8.84%      8.84%           8.84%         8.84%        8.84%          8.84%         8.84%           8.84%
------------- ------------- ------------- --------------- ------------- ----------    ------------ ---------------- -------------
Combined
Marginal
Tax Rate           22.51%     31.63%          39.83%        44.39%       39.83%         40.75%        43.48%          40.75%
------------------------------------------------------------------------------------------------------------------------------------

      3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt                         Equivalent Taxable Investment Yield
Yield                               Required to Match Tax Exempt Yield
-----------------------------------------------------------------------------------------------------------------------------------
     2.00%         2.58%       2.93%         3.32%           3.60%         3.32%          3.38%         3.54%          3.38%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     2.50%         3.23%       3.66%         4.16%           4.50%         4.16%          4.22%         4.42%          4.22%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     3.00%         3.87%       4.39%         4.99%           5.39%         4.99%          5.06%         5.31%          5.06%
-------------- ------------- ------------- --------------- ------------- ----------- ---------------  ---------------- -------------
     3.50%         4.52%       5.12%         5.82%           6.29%         4.82%          5.91%         6.19%          5.91%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     4.00%         5.16%       5.85%         6.65%           7.19%         6.65%          6.75%         7.08%          6.75%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     4.50%         5.81%       6.58%         7.48%           8.09%         7.48%          7.59%         7.96%          7.59%
------------- ------------ --------------- ---------------- ------------ ------------ --------------- ---------------- -------------
     5.00%         6.45%       7.31%          8.31%          8.99%         8.31%          8.44%         8.85%          8.44%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     5.50%         7.10%       8.04%          9.14%          9.89%         9.14%          9.28%         9.73%          9.28%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     6.00%         7.74%       8.78%          9.97%         10.79%         9.97%         10.13%        10.62%          10.13%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     6.50%          8.39%        9.51%       10.80%         11.69%        10.80%         10.97%        11.50%          10.97%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------
     7.00%         9.03%        10.24%       11.63%         12.59%        11.63%         11.81%        12.39%          11.81%
-------------- ------------- ------------- --------------- ------------- ------------ --------------- ---------------- -------------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.


* For corporations subject to the California Franchise Tax rather than the Corporation Income Tax, dividends paid by the Fund will not be exempt from taxation, and this yield table is, therefore, inapplicable.

                     INDIVIDUAL TAX EQUIVALENT YIELD TABLE**
             (Based on Tax Rates Effective Until December 31, 2000)


------------------------------------------------------------------------------------------------------------------------------------

                                               1. If Your Taxable Income Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------


Single Return        $0-           $19,693-      $26,251-       $27,338-        $34,549-   $63,551-         $132,601      $288,351-
                   19,692           26,250        27,337         34,548          63,550     132,600          288,350       and over

---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------


Joint                $0-           $39,385-      $43,851-       $54,675-        $69,097-    $105,951-       $161,451-      $288,351
Return             39,384           43,850        54,674         69,096         105,950      161,450         288,350       and over

---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
------------------------------------------------------------------------------------------------------------------------------------
                                            2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------

Federal

Tax Rate             15.00%         15.00%        28.00%          28.00%         28.00%        31.00%          36.00%         39.60%

---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------

State
Tax Rate              4.00%          6.00%         6.00%           8.00%          9.30%         9.30%           9.30%          9.30%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------

Combined
Marginal

Tax Rate             18.40%         20.10%        32.32%          33.76%         34.70%        37.42%          41.95%         45.22%

---------------- -------------- ------------- --------------- -------------- ------------- --------------- -------------- ----------
------------------------------------------------------------------------------------------------------------------------------------

                             3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
---------------- -------------------------------------------------------------------------------------------------------------------

Tax Exempt                                                        Equivalent Taxable Investment Yield
Yield                                                              Required to Match Tax Exempt Yield
---------------- -------------------------------------------------------------------------------------------------------------------
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------


    2.00%           2.45%         2.50%          2.96%           3.02%         3.06%          3.20%          3.45%         3.65%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    2.50%           3.06%         3.13%          3.69%           3.77%         3.83%          3.99%          4.31%         4.56%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    3.00%           3.68%         3.75%          4.43%           4.53%         4.59%          4.79%          5.17%         5.48%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    3.50%           4.29%         4.38%          5.17%           5.28%         5.36%          5.59%          6.03%         6.39%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    4.00%           4.90%         5.01%          5.91%           6.04%         6.13%          6.39%          6.89%         7.30%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    4.50%           5.51%         5.63%          6.65%           6.79%         6.89%          7.19%          7.75%         8.21%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    5.00%           6.13%         6.26%          7.39%           7.55%         7.66%          7.99%          8.61%         9.13%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    5.50%           6.74%         6.88%          8.13%           8.30%         8.42%          8.79%          9.47%         10.04%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    6.00%           7.35%         7.51%          8.87%           9.06%         9.19%          9.59%         10.34%        10.95%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    6.50%           7.97%         8.14%          9.60%           9.81%         9.95%         10.39%         11.20%        11.87%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------
    7.00%           8.58%         8.76%         10.34%          10.57%        10.72%         11.19%         12.06%         12.78%
---------------- -------------- ------------- --------------- -------------- ------------- --------------- ------------- -----------



To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.


** An Investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay Federal alternative minimum tax, tax-free yields may be equivalent to taxable yields lower than those shown above. Shareholders subject to income taxation by states other than California will realize a lower after-tax return than California shareholders. This table is a combination of the Federal and California taxable income brackets, which are adjusted annually for inflation. The California taxable income brackets have not yet been adjusted for 2000. The California taxable yields set forth in the above table presume that taxpayers in each Federal tax bracket are in the highest California tax bracket corresponding to that Federal bracket. The tax characteristics of the Fund are described more fully elsewhere in the Prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.